UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1. Reports to Stockholders.

Aberdeen Global Income Fund, Inc. (FCO)
Semi-Annual Report
April 30, 2017
Passengers make their way through
Grand Central Station in New York, NY.
Aberdeen
Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Global Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.07 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on U.S. generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2016, through the distributions declared on May 9, 2017 and June 9, 2017, consisted of 10% net investment income and 90% return of capital. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2018, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2017 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2017. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

NAV Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 4.8% for the six-month period ended April 30, 2017 and 7.0% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the six-month period ended April 30, 2017 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price Total Return Performance & Discount

For the six-month period ended April 30, 2017, based on market price, the Fund’s total return was 7.1% assuming reinvestment of dividends and distributions. The Fund’s share price increased by 1.9% over the six-month period, from $8.46 on October 31, 2016 to $8.62 on April 30, 2017. The Fund’s share price on April 30, 2017 represented a discount of 6.2% to the NAV per share of $9.19 on that date, compared with a discount of 8.2% to the NAV per share of $9.22 on October 31, 2016.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective March 15, 2017, Lin-Jing Leong replaced Victor Rodriguez as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. The team also includes Nick Bishop, Kenneth Akintewe, Steven Logan and Adam McCabe.

Ms. Leong is an investment manager on the Asian local rates and currency team. She joined Aberdeen Asset Management Asia Limited in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in investing in the Asian local current bond market.

Credit Quality

As of April 30, 2017, 17.7% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by multiple rating agencies.

Managed Distribution Policy

Distributions to common shareholders for the twelve-month period ended April 30, 2017 totaled $0.84 per share. Based on the share price of $8.62 on April 30, 2017, the distribution rate over the twelve-month period ended April 30, 2017 was 9.7%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2017 and June 9, 2017, the Fund announced that it will pay on May 26, 2017 and June 27, 2017 respectively, a distribution of US $0.07 per share to all shareholders of record as of May 19, 2017 and June 20, 2017, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2017 and fiscal year ended October 31, 2016, the Fund repurchased 19,539 and 100,430 shares, respectively.

Revolving Credit Facility

The Fund’s revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. The outstanding balance on the loan as of April 30, 2017 was $31,500,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager, investment adviser, investment sub-adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). On March 6, 2017, the Boards of Standard Life plc and Aberdeen PLC announced that they had reached an agreement on the terms of a merger (“Merger”). The Boards of each of Standard Life plc and Aberdeen PLC believe that the Merger has a compelling strategic and financial rationale through combining complementary strengths to create a world-class

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

investment group. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including regulatory approvals. The portfolio management team for the Fund is not expected to change as a result of the Merger. In addition, the agreements that the Fund has with Aberdeen PLC’s subsidiary companies, the services provided by such companies, and the fees charged for those services are not expected to change as a result of the Merger.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at
www.aberdeen-asset.us/aam.nsf/usclosed/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;
•	Email: InvestorRelations@aberdeen-asset.com;
•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Global fixed income markets were volatile over the six-month period ended April 30, 2017. Events in the U.S. held sway, notably Donald Trump’s win in the presidential election in November 2016. This halted the global bond market rally as investors considered the possibility that Trump would increase fiscal spending and lift the inflation outlook. Investors subsequently rotated back into bonds amid growing uncertainty over U.S. trade policies and their potential impact on global recovery. Towards the end of the reporting period, Asian government bonds rallied further as political tensions escalated following U.S. military strikes in Syria and several botched missile tests by North Korea. Meanwhile, the U.S. Federal Reserve (Fed) raised its benchmark interest rate in two 25-basis point increments in December 2016 and March 2017. The European Central Bank and Bank of Japan maintained their loose monetary policy stance. Currencies in the G10 markets were mostly weaker against the U.S. dollar, including the Australian and New Zealand dollars. Emerging-market currencies were mixed: the Russian rouble and Indian rupee led the gains and the Mexican peso and Brazilian real also strengthened, but the Turkish lira and Malaysian ringgit weakened.

Australian and New Zealand government bond yields rose over the reporting period, with the short end of their curves outperforming the long end. In Australia, the central bank kept interest rates on hold as inflation remained entrenched below its 2% target. With the frothy housing market presenting risks to the financial system, macroprudential1 measures were strengthened, including stricter rules for mortgages. New Zealand yields rose despite the central bank’s interest-rate cut due to rising external risks. However, policymakers’ desire to see a weaker New Zealand dollar subsequently saw them hold rates unchanged.

In Asian local-currency bonds, the Philippines was one of the main laggards as bonds yields trended higher on expectations of rising inflation. Singapore bond yields tracked U.S. Treasury yields higher. On a positive note, Indonesian and Indian bonds outperformed their Asia-Pacific region peers. Investor sentiment in Indonesia was buoyed by hopes that government reform momentum and infrastructure spending was gathering pace. Additionally, President Joko Widodo’s signature tax amnesty program netted 135 trillion rupiah (roughly US$10.1 billion) in revenues. In India, the government’s unexpected decision to replace large rupee denominations resulted in a flood of bank deposits that were channelled into government bonds. The ruling Bharatiya Janata Party’s victory in several state elections also reignited hopes that economic reforms would accelerate. This helped mask early disappointment over the central bank’s move from an easing bias to a neutral policy stance. In Malaysia, fund outflows accelerated, but the market pared losses after the central bank eased rules on the short-selling of government bonds in an effort to bolster trading volumes and attract more investors.

In other emerging markets, Turkish and Mexican bonds underperformed over the reporting period, despite a late rebound in both markets. In Turkey, confidence over the political situation deteriorated as a controversial referendum win conferred sweeping powers to the president and eliminated the role of the prime minister. In Mexico, the central bank raised interest rates and Donald Trump’s threat to renege on the North American Free Trade Agreement (NAFTA) and other anti-Mexican rhetoric from his campaign trail hurt investor sentiment. Conversely, Brazilian bonds and the Brazilian real performed well as the central bank cut interest rates and maintained a dovish monetary policy stance. Russian yields fell initially on the oil-price rebound and hopes that the economy would benefit from Donald Trump’s presidency. Later in the reporting period, policy rate cuts further bolstered investor sentiment. South African bond yields also fell during the reporting period, despite a credit rating downgrade to non-investment-grade status.

High-yield bonds outside of emerging markets continued to perform well over the reporting period, with spreads tightening as expectations of increased fiscal spending and stronger growth under the Trump administration bolstered investor risk appetite. Concurrently, defaults in the high-yield commodity sector, particularly in the U.S., appeared to be abating. These positive developments helped to soothe investors’ concerns over rising interest rates and volatile oil prices.

Fund performance review

Fund performance over the reporting period benefited from strategies in Australia and New Zealand, as well as emerging-market debt. However, the strategies in Asian local-currency bonds and global high-income debt detracted from Fund performance.

The Fund’s underweight allocations to both Australian bonds and the Australian dollar relative to its blended benchmark2 were key contributors to the Fund’s relative performance for the reporting period. In emerging-market debt, security selection in Russia bolstered Fund performance.

The Fund’s strategies in Asian local-currency bonds weighed on performance due mainly to the positions in Malaysian bonds and the

[1]	Macroprudential policy addresses the connection between individual financial institutions and markets, as well as their common exposure to economic risk factors.
[2]

The Fund’s blended benchmark comprises 10% BofA ML All Maturity Australia Government Index; 25% Bank of America Merrill Lynch Global High Yield Constrained Index (hedged into U.S. dollars); 35% J.P. Morgan EMBI Global Diversified Index; 5% BofA ML New Zealand Government Index; and 25% Markit iBoxx Asia Government Index.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Malaysian ringgit. Nonetheless, the overweight allocation to the Indian rupee mitigated losses as the currency strengthened significantly against the U.S. dollar over the reporting period. The Fund’s overweight to Indonesian bonds also had a positive impact.

Regarding the global high-income strategies, the main detractor from Fund performance for the reporting period was security selection in investment-grade financial bonds. However, security selection in high-yield oil-and-gas and high-yield financial bonds mitigated the losses.

The Fund’s use of derivatives, primarily for currency management, had an overall positive impact on performance for the reporting period due to short positions in the Australian dollar and New Zealand dollar. This was slightly offset by short positioning in the euro and British pound, both of which ended the period stronger against the U.S. dollar.

Outlook

The global economy seems to be on a cyclical recovery. In the U.S., this is underscored by increases in both hiring and wages. However, we believe that underlying strength over the longer term remains elusive. This is attributable in part to persistent doubts over the effectiveness of the Trump presidency. In Europe, investors are wary of political developments, even though the market-friendly outcome of the French presidential election assuaged fears somewhat. In Asia, North Korea’s belligerence remains a concern, while the potential for systemic risk lingers in China, with the accompanying worries over deleveraging and credit-tightening. Nonetheless, we believe that Beijing will be keen to ensure stability ahead of its Party Congress meeting in late 2017.

We believe that the Fed will not rush to normalize interest rates and the European Central Bank should maintain its easy monetary policy in the near term. In Australia, we believe that the central bank will favor targeted regulatory tweaks over rate hikes in a bid to rein in the frothy housing market, since overall inflation remains below its target. In most parts of the emerging world, inflation remains benign as the price of oil is expected to stay under pressure for some time. Therefore, we think that bond markets should find some support, although we may see a continued reduction in duration3 risk. In our view, government bonds, in particular, could benefit from their relative value. With respect to high-yield credit, we think that the environment remains favorable, although valuations appear elevated. We believe that the recent default cycle in the U.S. energy and commodity sectors may result in a cathartic cleansing of the weakest corporate balance sheets and the rate of defaults could decline. While pockets of weakness persist, among U.S. retailers for example, we feel that the bulk of the market remains in good shape, and we believe that it still provides investors with the ability to generate decent returns, especially in the context of a low-yielding environment.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 3 years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or the Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’sinvestment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $60,000,000.

[3]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. As of April 30, 2017, the Fund held interest rate swap agreements with an aggregate notional amount of $31,500,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2017	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
6 months	Receive	16.5	0.84
90 months	Receive	15.0	2.44

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the six-month and average annual Fund performance for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2017. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	4.8%	7.0%	0.3%	0.7%	4.9%
Market Value	7.1%	9.1%	0.3%	-1.4%	4.6%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This contract aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return at NAV is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The net annualized operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2017 was 2.72%. The net annualized operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2017 was 2.70%. The annualized net operating expense ratio, excluding interest expense, net of fee waivers, based on the six-month period ended April 30, 2017 was 1.98%.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2017, 17.7% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2017 compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	C/CCC** %	D** %	NR*** %
April 30, 2017*	5.6	10.0	2.1	11.9	21.1	31.0	7.9	0.0	10.4
October 31, 2016	18.2	17.2	0.4	8.5	18.7	20.2	6.0	0.1	10.7
April 30, 2016*	27.6	33.2	4.6	7.6	12.3	10.1	3.1	0.0	1.5

*	Unaudited
**	Below investment grade
***	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P, Moody’s or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2017, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2017*	55.4	19.8	24.8
October 31, 2016	71.0	12.5	16.5
April 30, 2016*	70.4	13.4	16.2

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2017, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2017*	80.3	11.7	8.0
October 31, 2016	95.1	3.4	1.5
April 30, 2016*	94.2	4.8	1.0

*	Unaudited

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2017, the average maturity of the Fund’s total investments was 8.6 years, compared with 7.8 years at October 31, 2016 and 10.2 years at April 30, 2016. The table below shows the maturity composition of the Fund’s investments as of April 30 2017, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2017*	15.1	12.9	47.8	24.2
October 31, 2016	21.9	17.6	37.7	22.8
April 30, 2016*	12.4	11.5	45.0	31.1

*	Unaudited

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2017 and the previous six and twelve month periods.

Global Income

	Apr-17	Oct-16	Apr-16
Australia
90 day Bank Bills	1.75%	1.75%	2.16%
10 yr bond	2.22%	2.06%	2.30%
Australian Dollar	$0.75	$0.76	$0.76
New Zealand
90 day Bank Bills	1.99%	2.14%	2.42%
10 yr bond	3.04%	2.71%	2.85%
New Zealan Dollar	$0.69	$0.72	$0.70
Malaysia
3-month T-Bills	3.09%	2.62%	2.48%
10 yr bond	4.05%	3.60%	3.88%
Malaysian Ringgit*	~~R~~4.34	~~R~~4.20	~~R~~3.91
India
3-month T-Bills	6.18%	6.37%	6.81%
10 yr bond	6.96%	6.79%	7.44%
Indian Rupee	₹64.33	₹66.79	₹66.33
Indonesia
3 months deposit rate	6.19%	6.32%	6.88%
10 yr bond	7.01%	7.21%	7.68%
Indonesian Rupiah	Rp13329.00	Rp13048.00	Rp13188.00
Russia
Zero Cpn 3m	8.58%	9.62%	10.20%
10 yr bond	7.61%	8.58%	8.88%
New Russian Ruble	56.99	63.29	64.68
U.S. $ Bonds**
Mexico	3.67%	3.40%	3.51%
Indonesia	3.78%	3.59%	3.96%
Argentina	6.08%	n/a	n/a
Romania	3.38%	2.99%	3.45%

*	The currencies are quoted Asian currency per U.S. Dollar. The Australian and New Zealand Dollars are quoted U.S. Dollars per currency.
**	Sovereign issues

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS—68.5%
ARGENTINA—0.2%
USD	150	Genneia SA, 8.75%, 01/20/2020 (a)(b)	$160,875
BANGLADESH—0.3%
USD	200	Banglalink Digital Communications Ltd., 8.63%, 05/29/2017 (a)(b)	208,820
BARBADOS—0.3%
USD	210	Sagicor Finance 2015 Ltd., 8.88%, 08/11/2019 (a)(b)	235,200
BELGIUM—0.2%
EUR	120	KBC Group NV, 5.63%, 03/19/2019 (a)(b)(c)(d)(e)	134,438
BRAZIL—2.7%
USD	130	JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 06/15/2020 (a)(b)	134,225
USD	420	OAS Finance Ltd., 8.88%, 04/25/2018 (a)(b)(c)(f)(g)	23,100
USD	490	Petrobras Global Finance BV, 5.38%, 01/27/2021	503,401
USD	640	Petrobras Global Finance BV, 8.38%, 05/23/2021	724,800
USD	109	QGOG Atlantic, 5.25%, 05/30/2017 (a)(b)(h)	107,393
USD	280	QGOG Constellation SA, 6.25%, 05/30/2017 (a)(b)	203,000
USD	400	Vale Overseas Ltd., 6.88%, 11/21/2036	433,500
			2,129,419
CANADA—1.4%
USD	200	First Quantum Minerals Ltd., 7.25%, 10/01/2019 (a)(b)	203,625
USD	411	Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/2020 (a)(b)	420,247
USD	209	MEG Energy Corp., 6.38%, 07/30/2017 (a)(b)	183,920
USD	54	MEG Energy Corp., 6.50%, 01/15/2020 (a)(b)	53,325
USD	145	MEG Energy Corp., 7.00%, 09/30/2018 (a)(b)	129,413
USD	146	Telesat Canada / Telesat LLC, 8.88%, 11/15/2019 (a)(b)	160,600
			1,151,130
CHINA—3.4%
USD	200	361 Degrees International Ltd., 7.25%, 06/03/2019 (a)(b)	216,220
USD	200	China Aoyuan Property Group Ltd., 6.35%, 01/11/2020 (a)	206,505
CNH	3,000	China Development Bank, 3.35%, 09/19/2017	433,508
USD	200	China Hongqiao Group Ltd., 7.63%, 06/26/2017 (a)	198,001
USD	200	Future Land Development Holdings Ltd., 5.00%, 02/16/2020 (a)	201,246
USD	200	FUXIANG Investment Management Ltd., 3.63%, 11/30/2019 (a)	200,876
USD	200	Proven Honour Capital Ltd., 4.13%, 05/06/2026 (a)	201,900
USD	330	Sinopec Group Overseas Development 2017 Ltd., 2.38%, 04/12/2020 (a)	329,112
USD	330	Sinopec Group Overseas Development 2017 Ltd., 3.00%, 04/12/2022 (a)	331,048
USD	200	Tencent Holdings Ltd., 3.80%, 02/11/2025 (a)	206,299
USD	200	Yestar Healthcare Holdings Co, Ltd., 6.90%, 09/15/2019 (a)(b)	209,373
			2,734,088
COLOMBIA—0.2%
USD	155	Banco GNB Sudameris SA, 6.50%, 04/03/2022 (a)(b)(e)	159,914
DOMINICAN REPUBLIC—0.5%
USD	400	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It, 7.95%, 05/11/2021 (a)(b)	430,672
EGYPT—1.1%
EGP	16,600	Egypt T-Bill, HSBC Credit Linked Note, Zero Coupon, 09/21/2017 (a)	854,555

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
EL SALVADOR—0.3%
USD	232	Grupo Unicomer Co. Ltd., 7.88%, 04/01/2021 (a)(b)	$249,980
FRANCE—1.2%
EUR	100	La Financiere Atalian SAS, 4.00%, 05/15/2020 (a)(b)	108,930
EUR	270	Novafives SAS, 4.50%, 06/30/2017 (a)(b)	296,317
USD	515	SFR Group SA, 6.00%, 05/29/2017 (a)(b)	536,887
			942,134
GEORGIA—1.1%
USD	200	BGEO Group JSC, 6.00%, 07/26/2023 (a)	201,250
USD	250	Georgian Oil and Gas Corp., 6.75%, 04/26/2021 (a)	262,550
USD	400	Georgian Railway JSC, 7.75%, 07/11/2022 (a)	439,668
			903,468
GERMANY—0.5%
EUR	245	ALBA Group PLC & Co. KG, 8.00%, 05/15/2017 (a)(b)	266,406
EUR	117	Senvion Holding GmbH, 3.88%, 05/01/2019 (a)(b)	127,658
			394,064
GREECE—0.2%
EUR	150	Intralot Capital Luxembourg SA, 6.00%, 05/30/2017 (a)(b)	167,379
GUATEMALA—0.3%
USD	200	Comcel Trust via Comunicaciones Celulares SA, 6.88%, 02/06/2019 (a)(b)	211,956
HONG KONG—0.8%
USD	200	China Water Affairs Group Ltd., 5.25%, 02/07/2020 (a)(b)	204,210
USD	200	Hongkong Electric Finance Ltd., 2.88%, 05/03/2026 (a)	191,548
USD	210	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (a)(b)	233,883
			629,641
INDIA—4.6%
INR	50,000	Axis Bank Ltd., 7.60%, 10/20/2023	768,423
USD	200	GCX Ltd., 7.00%, 05/30/2017 (a)(b)	204,991
INR	50,000	Housing Development Finance Corp. Ltd., 7.90%, 08/24/2026	756,384
INR	50,000	Indiabulls Housing Finance Ltd., 9.00%, 09/26/2026	781,091
USD	200	Neerg Energy Ltd., 6.00%, 02/13/2020 (a)(b)	201,975
INR	50,000	Power Finance Corp. Ltd., 7.63%, 08/14/2026	761,677
USD	200	UPL Corp. Ltd., 3.25%, 10/13/2021 (a)	199,520
			3,674,061
INDONESIA—1.7%
USD	200	Indika Energy Capital II Pte Ltd., 6.88%, 04/10/2020 (a)(b)	198,637
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (a)	380,671
USD	560	Pertamina Persero PT, 5.63%, 05/20/2043 (a)	576,508
USD	200	TBG Global Pte Ltd., 5.25%, 02/10/2019 (a)(b)	205,478
			1,361,294
ITALY—0.6%
USD	440	Wind Acquisition Finance SA, 7.38%, 06/13/2017 (a)(b)	457,600

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
KAZAKHSTAN—1.2%
USD	200	KazMunayGas National Co. JSC, 7.00%, 05/05/2020 (a)	$219,555
USD	216	Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/2026 (a)(h)	208,764
USD	510	Zhaikmunai LLP, 7.13%, 05/30/2017 (a)(b)	499,408
			927,727
KUWAIT—0.3%
USD	200	Equate Petrochemical BV, 3.00%, 03/03/2022 (a)	198,820
LUXEMBOURG—2.3%
USD	400	Altice Financing SA, 7.50%, 05/15/2021 (a)(b)	432,000
EUR	275	Altice Luxembourg SA, 7.25%, 05/30/2017 (a)(b)	316,482
EUR	340	ARD Finance SA, 6.63%, 09/15/2019 (a)(b)(i)	384,713
EUR	100	DEA Finance SA, 7.50%, 04/15/2019 (a)(b)	116,537
EUR	175	DEA Finance SA, 7.50%, 04/15/2019 (a)(b)	203,939
EUR	120	INEOS Group Holdings SA, 5.38%, 08/01/2019 (a)(b)	138,861
USD	225	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 6.75%, 05/01/2018 (a)(b)	237,375
			1,829,907
MALAYSIA—0.9%
CNH	1,000	Cagamas Global PLC., 3.70%, 09/22/2017	143,109
USD	200	Gohl Capital Ltd., 4.25%, 01/24/2027 (a)	203,275
USD	200	RHB Bank Bhd, 2.50%, 10/06/2021 (a)	195,655
USD	200	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026 (a)	193,191
			735,230
MEXICO—1.3%
USD	250	Alfa SAB de CV, 6.88%, 09/25/2043 (a)(b)	261,875
USD	200	Cemex SAB de CV, 7.75%, 04/16/2021 (a)(b)	228,000
USD	280	Petroleos Mexicanos, 6.63%, 06/15/2035	291,200
USD	250	Unifin Financiera SAB de CV SOFOM ENR, 7.25%, 09/27/2020 (a)(b)	256,250
			1,037,325
NETHERLANDS—1.3%
USD	415	Constellium NV, 8.00%, 01/15/2018 (a)(b)	428,903
USD	200	GTH Finance BV, 7.25%, 01/26/2023 (a)(b)	219,020
USD	410	Ziggo Secured Finance BV, 5.50%, 01/15/2022 (a)(b)	420,262
			1,068,185
NIGERIA—0.5%
USD	210	Access Bank PLC, 10.50%, 10/19/2021 (a)	222,991
USD	200	Ihs Netherlands Holdco BV, 9.50%, 10/27/2018 (a)(b)	208,656
			431,647
PARAGUAY—0.3%
USD	250	Banco Regional SAECA, 8.13%, 01/24/2019 (a)	265,000
PERU—0.2%
USD	190	InRetail Consumer, 5.25%, 10/10/2018 (a)(b)	192,938
RUSSIA—1.4%
USD	210	Credit Bank of Moscow Via CBOM Finance PLC, 7.50%, 10/05/2022 (a)(b)(e)	212,215
USD	301	Evraz Group SA, 5.38%, 03/20/2023 (a)	302,866

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
RUSSIA (continued)
USD	310	Gazprom Neft OAO Via GPN Capital SA, 4.38%, 09/19/2022 (a)	$313,875
USD	270	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 02/02/2021 (a)	305,492
			1,134,448
SINGAPORE—0.5%
USD	200	DBS Group Holdings Ltd., 3.60%, 09/07/2021 (a)(b)(c)(e)	196,700
USD	200	United Overseas Bank Ltd., 3.50%, 09/16/2021 (a)(b)(e)	201,708
			398,408
SOUTH AFRICA—0.5%
USD	200	MTN Mauritius Investment Ltd., 6.50%, 10/13/2026 (a)	205,600

USD	200	Petra Diamonds US Treasury PLC, 7.25%, 05/01/2019 (a)(b)	209,000
			414,600
SPAIN—1.1%
EUR	100	Codere Finance 2 Luxembourg SA, 6.75%, 10/31/2018 (a)(b)	110,564
EUR	100	Codere Finance 2 Luxembourg SA, 6.75%, 10/31/2018 (a)(b)	110,564
EUR	390	Obrascon Huarte Lain SA, 4.75%, 03/15/2018 (a)(b)	356,039
EUR	300	OHL Investments SA, 4.00%, 04/25/2018 (a)	316,578
			893,745
SUPRANATIONAL—0.5%
INR	23,400	International Bank for Reconstruction & Development, 6.38%, 08/07/2018	364,695
SWITZERLAND—0.1%
EUR	100	Selecta Group BV, 6.50%, 05/29/2017 (a)(b)	108,843
THAILAND—0.5%
USD	200	PTT Global Chemical PCL, 4.25%, 09/19/2022 (a)	210,691
USD	200	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (a)	221,189
			431,880
TURKEY—0.8%
USD	220	Akbank T.A.S., 5.13%, 03/31/2025 (a)	215,601
USD	209	Turkiye Vakiflar Bankasi TAO, 6.00%, 11/01/2022 (a)	207,817
USD	250	Yasar Holdings AS, 8.88%, 11/06/2017 (a)(b)	255,618
			679,036
UKRAINE—0.3%
USD	210	Ukreximbank Via Biz Finance PLC, 9.63%, 04/27/2022 (a)(h)	213,465
UNITED KINGDOM—4.1%
GBP	98	Annington Finance No 5 PLC, 13.00%, 01/15/2018 (a)(b)(i)	142,060
GBP	100	Boparan Finance PLC, 5.50%, 07/15/2017 (a)(b)	129,520
GBP	110	Cabot Financial Luxembourg SA, 6.50%, 05/30/2017 (a)(b)	147,028
EUR	130	Corral Petroleum Holdings, 11.75%, 05/15/2019 (a)(b)(i)	149,380
GBP	110	CYBG PLC, 5.00%, 02/08/2021 (a)(b)(d)(e)	141,575
GBP	200	CYBG PLC, 8.00%, 12/08/2022 (a)(b)(c)(d)(e)	255,968
USD	200	HSBC Holdings PLC, 6.38%, 09/17/2024 (b)(c)(e)	207,000
USD	365	Inmarsat Finance PLC, 4.88%, 05/30/2017 (a)(b)	368,650
GBP	100	Lloyds Bank PLC, 13.00%, 01/21/2029 (b)(c)(d)(e)	238,317

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED KINGDOM (continued)
GBP	125	Matalan Finance PLC, 6.88%, 05/08/2017 (a)(b)	$140,839
GBP	115	New Look Secured Issuer PLC, 6.50%, 06/24/2018 (a)(b)	130,329
GBP	185	Paragon Group of Cos. PLC, 7.25%, 09/09/2021 (a)(b)(d)(e)	253,357
GBP	150	Phoenix Group Holdings, 6.63%, 12/18/2025	214,365
GBP	210	Pizzaexpress Financing 2 PLC, 6.63%, 08/01/2017 (a)(b)	281,512
USD	200	Polyus Gold International Ltd., 5.25%, 02/07/2023 (a)	204,000
GBP	207	Virgin Media Secured Finance PLC, 5.50%, 01/15/2019 (a)(b)	282,852
			3,286,752
UNITED STATES—28.7%
USD	216	Airxcel, Inc., 8.50%, 02/15/2019 (a)(b)	222,480
USD	367	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC, 6.63%, 06/15/2019 (a)(b)	375,257
EUR	120	Alliance Data Systems Corp., 5.25%, 11/15/2018 (a)(b)	137,938
USD	123	Alliance Data Systems Corp., 5.88%, 11/01/2018 (a)(b)	127,305
USD	200	Altice US Finance I Corp., 5.38%, 07/15/2018 (a)(b)	208,750
GBP	100	AMC Entertainment Holdings, 6.38%, 11/15/2019 (a)(b)	137,973
GBP	100	AMC Entertainment Holdings, Inc., 6.38%, 11/15/2019 (a)(b)	137,973
USD	298	American Airlines 2013-2, Class B Pass Through Trust, 5.60%, 01/15/2020 (a)(h)	309,725
USD	380	American Axle & Manufacturing, Inc., 6.25%, 04/01/2020 (a)(b)	378,100
USD	242	American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/2018 (a)(b)	257,730
USD	100	AmeriGas Partners LP / AmeriGas Finance Corp., 5.88%, 05/20/2026 (b)	101,500
USD	353	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 04/01/2018 (b)	347,705
USD	298	Bank of America Corp., 6.25%, 09/05/2024 (b)(c)(d)(e)	319,638
USD	400	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.13%, 11/15/2017 (a)(b)	410,000
USD	240	Boyd Gaming Corp., 6.38%, 04/01/2021 (b)	258,600
USD	260	CalAtlantic Group, Inc., 5.25%, 12/01/2025 (b)	267,150
USD	95	Callon Petroleum Co., 6.13%, 10/01/2019 (a)(b)	99,513
USD	260	Calpine Corp., 5.75%, 10/15/2019 (b)	251,550
USD	217	Carrizo Oil & Gas, Inc., 6.25%, 04/15/2018 (b)	218,628
USD	525	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 02/15/2021 (a)(b)	557,644
USD	495	Cengage Learning, Inc., 9.50%, 06/15/2019 (a)(b)	446,737
USD	100	CenturyLink, Inc., 5.63%, 04/01/2020	106,125
USD	150	Cenveo Corp., 6.00%, 02/01/2019 (a)(b)	122,250
USD	92	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/2020 (a)(b)	94,415
USD	374	Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025 (a)	398,310
USD	430	Citgo Holding, Inc., 10.75%, 02/15/2020 (a)	461,175
USD	110	Cogent Communications Group, Inc., 5.38%, 12/01/2021 (a)(b)	113,575
USD	279	Compass Minerals International, Inc., 4.88%, 05/15/2024 (a)(b)	272,723
USD	341	Continental Resources, Inc., 3.80%, 03/01/2024 (b)	320,540
USD	225	CSC Holdings LLC, 10.88%, 10/15/2020 (a)(b)	270,281
USD	302	DISH DBS Corp., 5.88%, 11/15/2024	317,100
USD	210	Dynegy, Inc., 7.63%, 11/01/2019 (b)	192,150
USD	320	EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/2019 (a)(b)	353,600
USD	290	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 07/15/2018 (a)(b)	254,113
USD	300	Equinix, Inc., 5.38%, 04/01/2018 (b)	312,375
USD	367	First Data Corp., 5.38%, 08/15/2018 (a)(b)	381,680
USD	373	Fresh Market, Inc. (The), 9.75%, 05/01/2019 (a)(b)	309,944
USD	494	Frontier Communications Corp., 6.88%, 10/15/2024 (b)	411,378
USD	380	Gardner Denver, Inc., 6.88%, 05/30/2017 (a)(b)	394,250
USD	307	Goldman Sachs Group, Inc. (The), 5.38%, 05/10/2020 (b)(c)(d)(e)	318,282
USD	20	Grinding Media, Inc. / MC Grinding Media Canada, Inc., 7.38%, 12/15/2019 (a)(b)	21,336

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	115	Hardwoods Acquisition, Inc., 7.50%, 08/01/2017 (a)(b)	$104,650
USD	299	HCA, Inc., 5.88%, 08/15/2025 (b)	317,687
USD	115	HCA, Inc., 7.50%, 02/15/2022	132,296
USD	301	HD Supply, Inc., 5.75%, 04/15/2019 (a)(b)	319,812
USD	189	Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 04/01/2020 (a)(b)	183,330
USD	157	JC Penney Corp., Inc., 5.88%, 07/01/2019 (a)(b)	158,570
USD	291	KB Home, 7.00%, 09/15/2021 (b)	325,192
USD	130	Kindred Healthcare, Inc., 8.75%, 01/15/2018 (b)	133,413
USD	131	Kratos Defense & Security Solutions, Inc., 7.00%, 05/30/2017 (b)	131,328
USD	336	Landry’s, Inc., 6.75%, 10/15/2019 (a)(b)	351,960
USD	185	Lennar Corp., 4.88%, 09/15/2023 (b)	191,475
USD	312	Level 3 Financing, Inc., 5.13%, 05/01/2018 (b)	320,190
USD	185	Level 3 Financing, Inc., 5.38%, 05/01/2020 (b)	192,863
USD	325	MGM Resorts International, 4.63%, 06/01/2026 (b)	324,187
USD	190	Morgan Stanley, 5.55%, 07/15/2020 (b)(c)(d)(e)	198,906
USD	305	NCR Corp., 6.38%, 12/15/2018 (b)	326,960
USD	110	Neiman Marcus Group Ltd., LLC, 8.00%, 05/30/2017 (a)(b)	64,350
USD	329	New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/2019 (a)(b)	348,740
USD	320	NewStar Financial, Inc., 7.25%, 05/30/2017 (b)	330,000
USD	250	NRG Energy, Inc., 7.25%, 05/15/2021 (b)	255,625
USD	130	Oasis Petroleum, Inc., 6.50%, 05/30/2017 (b)	131,300
USD	310	Oasis Petroleum, Inc., 6.88%, 07/15/2017 (b)	313,100
USD	45	Park-Ohio Industries, Inc., 6.63%, 04/15/2022 (a)(b)	46,125
USD	322	Post Holdings, Inc., 5.00%, 08/15/2021 (a)(b)	320,390
USD	594	Rite Aid Corp., 6.13%, 04/01/2018 (a)(b)	588,060
USD	442	Sabine Pass Liquefaction LLC, 5.63%, 12/01/2024 (b)	483,204
USD	240	Scientific Games International, Inc., 7.00%, 01/01/2018 (a)(b)	256,949
USD	255	Sinclair Television Group, Inc., 5.63%, 08/01/2019 (a)(b)	265,162
USD	245	Springs Industries, Inc., 6.25%, 05/30/2017 (b)	252,656
USD	289	Sprint Corp., 7.88%, 09/15/2023	324,402
USD	120	Standard Industries, Inc., 5.38%, 11/15/2019 (a)(b)	125,100
USD	120	State Street Corp., 2.13%, 05/30/2017 (b)(e)	105,450
USD	304	Summit Materials LLC / Summit Materials Finance Corp, 6.13%, 07/15/2018 (b)	318,440
USD	312	Sunoco LP / Sunoco Finance Corp., 6.25%, 04/15/2018 (b)	329,547
USD	360	T-Mobile USA, Inc., 6.00%, 04/15/2019 (b)	390,060
USD	330	Tenet Healthcare Corp., 8.13%, 04/01/2022	334,950
USD	255	TerraForm Power Operating LLC, 6.38%, 02/01/2018 (a)(b)(j)	263,606
USD	183	Ultra Resources, Inc., 6.88%, 04/15/2019 (a)(b)	185,059
USD	303	United Rentals North America, Inc., 5.50%, 07/15/2020 (b)	316,917
USD	60	United Rentals North America, Inc., 6.13%, 12/15/2017 (b)	62,700
USD	400	Valeant Pharmaceuticals International, Inc., 6.38%, 05/30/2017 (a)(b)	343,500
USD	154	Vector Group Ltd., 6.13%, 02/01/2020 (a)(b)	159,390
USD	375	Whiting Petroleum Corp., 5.00%, 12/15/2018 (b)	378,750
USD	213	WMG Acquisition Corp., 5.63%, 05/30/2017 (a)(b)	222,053
USD	120	WR Grace & Co-Conn, 5.13%, 10/01/2021 (a)	128,850
USD	305	XPO Logistics, Inc., 6.13%, 09/01/2019 (a)(b)	320,250
USD	340	Zayo Group LLC / Zayo Capital Inc, 6.38%, 05/15/2020 (b)	367,625
			23,042,627
VENEZUELA—0.1%
USD	300	Petroleos de Venezuela SA, 6.00%, 05/16/2024 (a)(h)	118,599
		Total Corporate Bonds—68.5% (cost $54,099,717)	54,964,565

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS—63.5%
ARGENTINA—4.1%
ARS	18,330	Argentine Bonos del Tesoro, 16.00%, 10/17/2023	$1,277,431
USD	324	Argentine Republic Government International Bond, 5.63%, 01/26/2022	337,446
USD	323	Argentine Republic Government International Bond, 7.13%, 07/06/2036	326,876
USD	1,060	Argentine Republic Government International Bond, 7.50%, 04/22/2026	1,161,230
USD	203	Argentine Republic Government International Bond, 8.28%, 12/31/2033 (h)	223,015
			3,325,998
ARMENIA—0.5%
USD	400	Republic of Armenia, 6.00%, 09/30/2020 (a)	420,480
AUSTRALIA—9.5%
AUD	5,200	New South Wales Treasury Corp., 6.00%, 05/01/2030	5,062,971
AUD	3,500	Queensland Treasury Corp., 2.75%, 08/20/2027 (a)	2,527,080
			7,590,051
AZERBAIJAN—0.5%
USD	371	Southern Gas Corridor CJSC, 6.88%, 03/24/2026 (a)(k)	409,454
BAHRAIN—0.5%
USD	400	Bahrain Government International Bond, 7.00%, 10/12/2028 (a)	415,564
BRAZIL—1.5%
BRL	2,300	Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2023	719,122
USD	400	Brazilian Government International Bond, 7.13%, 01/20/2037	464,000
			1,183,122
COLOMBIA—0.4%
USD	200	Colombia Government International Bond, 4.50%, 10/28/2025 (b)	213,000
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	154,320
			367,320
COSTA RICA—0.3%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (a)	242,813
DOMINICAN REPUBLIC—2.3%
DOP	41,000	Dominican Republic Bond, 10.50%, 04/07/2023 (a)	873,611
USD	210	Dominican Republic International Bond, 5.88%, 04/18/2024 (a)(h)	223,679
USD	100	Dominican Republic International Bond, 6.88%, 01/29/2026 (a)	111,542
USD	530	Dominican Republic International Bond, 8.63%, 04/20/2027 (a)(h)	632,147
			1,840,979
ECUADOR—1.1%
USD	850	Ecuador Government International Bond, 9.65%, 12/13/2026 (a)	864,875
EGYPT—0.3%
USD	200	Egypt Government International Bond, 6.13%, 01/31/2022 (a)	207,950
EL SALVADOR—0.5%
USD	440	El Salvador Government International Bond, 7.65%, 06/15/2035 (a)	400,400
ETHIOPIA—0.6%
USD	500	Ethiopia International Bond, 6.63%, 12/11/2024 (a)	494,250

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
GHANA—0.3%
USD	250	Ghana Government International Bond, 8.13%, 01/18/2026 (a)(h)	$246,825
HONDURAS—0.4%
USD	330	Honduras Government International Bond, 7.50%, 03/15/2024 (a)(h)	365,683
INDONESIA—5.0%
USD	850	Indonesia Government International Bond, 5.88%, 01/15/2024 (a)	968,726
USD	200	Indonesia Government International Bond, 6.75%, 01/15/2044 (a)	256,647
IDR	10,000,000	Indonesia Treasury Bond, 8.38%, 09/15/2026	815,515
IDR	10,200,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	811,929
IDR	14,000,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	1,160,627
			4,013,444
IRAQ—0.9%
USD	800	Iraq International Bond, 5.80%, 06/12/2017 (a)(b)(h)	715,000
IVORY COAST—0.6%
USD	490	Ivory Coast Government International Bond, 5.75%, 06/30/2017 (a)(b)(j)	469,910
KAZAKHSTAN—1.7%
USD	520	Kazakhstan Government International Bond, 3.88%, 10/14/2024 (a)	526,524
USD	820	Kazakhstan Government International Bond, 4.88%, 10/14/2044 (a)	812,515
			1,339,039
MALAYSIA—1.6%
MYR	2,625	Malaysia Government Bond, 4.25%, 05/31/2035	584,014
MYR	3,175	Malaysia Government Bond, 4.74%, 03/15/2046	722,395
			1,306,409
MEXICO—1.9%
MXN	4,550	Mexican Bonos, 6.50%, 06/09/2022	235,647
USD	350	Mexico Government International Bond, 6.05%, 01/11/2040	405,475
USD	390	Petroleos Mexicanos, 6.50%, 06/02/2041	390,585
USD	130	Petroleos Mexicanos, 6.63%, 06/15/2038	132,925
USD	159	Petroleos Mexicanos, 6.88%, 08/04/2026	177,682
MXN	4,000	Petroleos Mexicanos, 7.19%, 09/12/2024 (a)	187,302
			1,529,616
MONGOLIA—0.2%
USD	200	Mongolia Government International Bond, 5.13%, 12/05/2022 (a)	191,009
NEW ZEALAND—9.1%
NZD	4,400	New Zealand Government Bond, 2.75%, 04/15/2025 (a)	2,970,042
NZD	6,000	New Zealand Government Bond, 5.00%, 03/15/2019 (a)	4,337,090
			7,307,132
NIGERIA—0.3%
USD	200	Nigeria Government International Bond, 7.88%, 02/16/2032 (a)	217,200
OMAN—0.3%
USD	200	Oman Government International Bond, 6.50%, 03/08/2047 (a)	215,439

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
PARAGUAY—0.3%
USD	200	Paraguay Government International Bond, 5.00%, 04/15/2026 (a)	$210,000
PERU—0.6%
PEN	1,450	Peruvian Government International Bond, 6.90%, 08/12/2037 (a)	482,597
PHILIPPINES—0.6%
PHP	20,000	Philippine Government International Bond, 6.25%, 01/14/2036	444,311
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	45,560
			489,871
ROMANIA—1.7%
USD	1,090	Romanian Government International Bond, 6.13%, 01/22/2044 (a)	1,352,396
RUSSIA—4.3%
RUB	166,560	Russian Federal Bond—OFZ, 7.05%, 01/19/2028	2,814,932
USD	200	Russian Foreign Bond—Eurobond, 4.88%, 09/16/2023 (a)	216,796
USD	380	Vnesheconombank Via VEB Finance PLC, 6.80%, 11/22/2025 (a)	424,209
			3,455,937
RWANDA—0.7%
USD	550	Rwanda International Government Bond, 6.63%, 05/02/2023 (a)	559,429
SENEGAL—0.5%
USD	330	Senegal Government International Bond, 8.75%, 05/13/2021 (a)	377,504
SINGAPORE—0.9%
SGD	1,000	Singapore Government Bond, 2.13%, 06/01/2026	720,968
SOUTH AFRICA—1.9%
USD	1,030	Republic of South Africa Government Bond, 4.88%, 04/14/2026	1,038,351
USD	100	Republic of South Africa Government Bond, 6.25%, 03/08/2041	110,414
ZAR	4,730	Republic of South Africa Government International Bond, 10.50%, 12/21/2026	395,054
			1,543,819
SRI LANKA—1.3%
LKR	160,000	Sri Lanka Government Bonds, 10.60%, 09/15/2019	1,025,556
SURINAME—0.2%
USD	200	Republic of Suriname, 9.25%, 10/26/2026 (a)	202,000
TANZANIA—0.2%
USD	134	Tanzania Government International Bond, 7.42%, 03/09/2020 (a)(d)(e)(h)	140,643
THAILAND—0.8%
THB	20,000	Thailand Government Bond, 3.65%, 06/20/2031	608,724
TURKEY—2.4%
USD	259	Hazine Mustesarligi Varlik Kiralama, 5.00%, 04/06/2023 (a)	263,921
TRY	3,150	Turkey Government Bond, 10.40%, 03/20/2024	891,271
USD	200	Turkey Government International Bond, 5.75%, 03/22/2024	212,123
USD	210	Turkey Government International Bond, 6.00%, 03/25/2027	224,700
USD	320	Turkey Government International Bond, 6.25%, 09/26/2022	347,716
			1,939,731

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description		Value (US$)
GOVERNMENT BONDS (continued)
UKRAINE—1.5%
USD	810	Ukraine Government International Bond, 7.75%, 09/01/2023 (a)		$782,217
USD	430	Ukraine Government International Bond, 7.75%, 09/01/2024 (a)		409,214
				1,191,431
URUGUAY—0.6%
USD	50	Uruguay Government International Bond, 4.38%, 10/27/2027 (h)		52,500
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036 (h)		192,173
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033		218,773
				463,446
VENEZUELA—0.3%
USD	380	Venezuela Government International Bond, 7.75%, 10/13/2019 (a)		228,646
ZAMBIA—0.3%
USD	200	Zambia Government International Bond, 8.97%, 07/30/2027 (a)(h)		213,540
		Total Government Bonds—63.5% (cost $49,007,894)		50,886,200
			Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (5.8%)
UNITED STATES (5.8%)
State Street Institutional U.S. Government Money Market Fund (l)			4,603,746	4,603,746
		Total Short-Term Investment—5.8% (cost $4,603,746)		4,603,746
		Total Investments—137.8% (cost $107,711,357)		110,454,511

		Liabilities in Excess of Other Assets—(37.8)%		(30,270,539)
		Net Assets—100.0%		$80,183,972

(a)	Denotes a restricted security.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(d)	The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(e)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2017.
(f)	Security is in default.
(g)	Illiquid security.
(h)	Sinkable security.
(i)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(j)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(k)	This security is government guaranteed.
(l)	Registered investment company advised by State Street Global Advisors.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

ARS—Argentine Peso
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CNH—Chinese Yuan Renminbi Offshore
DOP—Dominican peso
EGP—Egyptian pound
EUR—Euro Currency

GBP—British Pound Sterling
IDR—Indonesian Rupiah
INR—Indian Rupee
KRW—South Korean Won
LKR—Sri Lanka Rupee
MXN—Mexican Peso
MYR—Malaysian Ringgit
NZD—New Zealand Dollar

PEN—Peruvian Sol
PHP—Philippine Peso
RUB—New Russian Ruble
SGD—Singapore Dollar
THB—Thai Baht
TRY—Turkish Lira
USD—U.S. Dollar
ZAR—South African Rand

At April 30, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
06/01/2017	Barclays	GBP 24,000	USD 29,823	$31,109	$1,286
Canadian Dollar/United States Dollar
05/10/2017	UBS	CAD 377,000	USD 282,244	276,218	(6,026)
Chinese Yuan/United States Dollar
05/19/2017	Standard Chartered Bank	CNH 7,604,343	USD 1,100,000	1,100,888	888
Euro/United States Dollar
05/10/2017	Citibank	EUR 491,500	USD 526,590	535,568	8,978
05/10/2017	Royal Bank of Canada	EUR 247,000	USD 261,981	269,146	7,165
Philippine Peso/United States Dollar
05/19/2017	Standard Chartered Bank	PHP 39,783,610	USD 790,000	795,660	5,660
Singapore Dollar/United States Dollar
06/16/2017	Royal Bank of Canada	SGD 2,732,595	USD 1,950,000	1,956,789	6,789
South Korean Won/United States Dollar
06/26/2017	Royal Bank of Canada	KRW 2,197,632,000	USD 1,940,000	1,934,084	(5,916)
Thai Baht/United States Dollar
05/17/2017	Standard Chartered Bank	THB 45,009,770	USD 1,300,000	1,301,127	1,127
				$8,200,589	$19,951
Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
05/26/2017	Citibank	USD 750,000	AUD 983,355	736,008	13,992
06/23/2017	Goldman Sachs	USD 3,100,000	AUD 4,082,869	3,054,363	45,637
07/25/2017	Citibank	USD 750,000	AUD 984,413	736,078	13,922
07/27/2017	UBS	USD 500,000	AUD 662,339	495,239	4,761
United States Dollar/British Pound
06/01/2017	Citibank	USD 2,605,867	GBP 2,086,000	2,703,896	(98,029)
United States Dollar/Canadian Dollar
05/10/2017	Royal Bank of Canada	USD 286,998	CAD 377,000	276,218	10,780
United States Dollar/Egyptian Pound
05/24/2017	Citibank	USD 794,599	EGP 14,565,000	805,236	(10,637)
United States Dollar/Euro
05/10/2017	Citibank	USD 3,324,470	EUR 3,096,500	3,374,131	(49,661)
05/10/2017	Royal Bank of Canada	USD 103,654	EUR 97,500	106,242	(2,588)
05/10/2017	UBS	USD 586,938	EUR 552,000	601,492	(14,554)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2017

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/New Zealand Dollar
05/19/2017	Credit Suisse	USD 4,000,000	NZD 5,444,103	$3,736,269	$263,731
United States Dollar/South African Rand
07/14/2017	Citibank	USD 335,722	ZAR 4,705,000	347,825	(12,103)
				$16,972,997	$165,251

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2017, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
Over-the-counter swap agreements:
USD	16,500,000	11/01/2017	Barclays	Receive	3-month LIBOR Index	0.84%	$11,248
Centrally cleared swap agreements:
USD	15,000,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	(479,305)
							$(468,057)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2017

Assets
Investments, at value (cost $103,107,611)	$105,850,765
Short-term investments, at value (cost $4,603,746)	4,603,746
Foreign currency, at value (cost $1,239,458)	1,237,356
Cash at broker for interest rate swaps	623,107
Interest and dividends receivable	1,663,622
Receivable for investments sold	640,707
Unrealized appreciation on forward foreign currency exchange contracts	384,716
Due from broker	16,906
Unrealized appreciation on interest rate swaps	11,248
Prepaid expenses	645
Total assets	115,032,818

Liabilities
Bank loan payable (Note 7)	31,500,000
Payable for investments purchased	2,013,985
Due to custodian	575,186
Spot contract payable	409,725
Unrealized depreciation on forward foreign currency exchange contracts	199,514
Investment management fees payable (Note 3)	59,566
Variation margin payable for centrally cleared interest rate swap contracts	14,241
Administration fees payable (Note 3)	11,455
Investor relations fees payable (Note 3)	7,277
Deferred foreign capital gains tax	6,968
Interest payable on bank loan	5,183
Other accrued expenses	45,746
Total liabilities	34,848,846

Net Assets	$80,183,972

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$8,725
Paid-in capital in excess of par	93,158,310
Distributions in excess of net investment income	(5,025,876)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(2,542,179)
Net unrealized appreciation on investments and interest rate swaps	1,644,860
Accumulated net realized foreign exchange losses	(7,874,273)
Net unrealized foreign exchange and forward foreign currency contract gains	814,405
Net Assets	$80,183,972
Net asset value per share based on 8,724,789 shares issued and outstanding	$9.19

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2017

Net Investment Income

Income
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $33,987)	$3,029,132
3,029,132

Expenses
Investment management fee (Note 3)	355,799
Directors’ fees and expenses	111,906
Administration fee (Note 3)	68,423
Investor relations fees and expenses (Note 3)	52,904
Independent auditors’ fees and expenses	39,101
Reports to shareholders and proxy solicitation	37,926
Insurance expense	29,923
Bank loan fees and expenses	21,109
Custodian’s fees and expenses	20,592
Legal fees and expenses	17,086
Transfer agent fees	15,090
Miscellaneous	13,288
Total operating expenses, excluding interest expense	783,147
Interest expense (Note 7)	281,497
Total operating expenses before reimbursed/waived expenses	1,064,644
Less: Investor relations fee waiver (Note 3)	(9,220)
Net operating expenses	1,055,424

Net Investment Income	1,973,708

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $3,096 capital gains tax)	2,025,001
Interest rate swaps	(118,258)
Forward and spot foreign currency exchange contracts	1,249
Foreign currency transactions	(3,353,986)
(1,445,994)

Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $3,489)	(1,397,595)
Interest rate swaps	692,166
Forward foreign currency exchange rate contracts	15,483
Foreign currency translation	3,562,529
2,872,583
Net gain from investments, interest rate swaps and foreign currencies	1,426,589
Net Increase in Net Assets Resulting from Operations	$3,400,297

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$1,973,708	$2,931,892
Net realized gain from investments and interest rate swaps	1,906,743	5,807,595
Net realized (loss) from foreign currency transactions	(3,352,737)	(8,137,303)
Net change in unrealized (depreciation) on investments and interest rate swaps	(705,429)	(1,276,822)
Net change in unrealized appreciation on foreign currency translation	3,578,012	6,461,658
Net increase in net assets resulting from operations	3,400,297	5,787,020

Distributions to Shareholders from:
Net investment income	(3,664,939)	—
Tax return of capital	—	(7,360,663)
Net decrease in net assets from distributions	(3,664,939)	(7,360,663)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 19,539 and 100,430 shares of common stock, respectively (Note 6)	(157,834)	(766,510)
Change in net assets from capital transactions	(157,834)	(766,510)
Change in net assets resulting from operations	(422,476)	(2,340,153)

Net Assets:
Beginning of period	80,606,448	82,946,601
End of period (including distributions in excess of net investment income of ($5,025,876) and ($3,334,645), respectively)	$80,183,972	$80,606,448

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2017

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $94,316)	$3,041,029
Operating expenses paid	(1,098,318)
Payments received from broker for collateral on interest rate swaps	4,418,413
Purchases and sales of short-term portfolio investments, net	4,817,435
Purchases of long-term portfolio investments	(79,285,457)
Proceeds from sales of long-term portfolio investments	73,244,826
Realized gains on forward foreign currency exchange contracts closed	5,014
Realized losses on interest rate swap transactions	(118,258)
Decrease in prepaid expenses and other assets	33,172
Net cash provided from operating activities	5,057,856
Cash flows provided from (used for) financing activities
Repurchase of common stock	(157,834)
Dividends paid to common shareholders	(3,664,939)
Negative cash due to custodian	(2,975,526)
Net cash used for financing activities	(6,798,299)
Effect of exchange rate on cash	(3,526,841)
Net decrease in cash	(5,267,284)
Cash at beginning of period	6,504,640
Cash at end of period	$1,237,356

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$3,400,297
Decrease in investments	3,207,612
Net realized gain on investment transactions	(2,025,001)
Net realized foreign exchange losses	3,357,751
Net change in unrealized appreciation/depreciation on investments	1,397,595
Net change in unrealized foreign exchange gains/losses	(3,578,012)
Increase in interest receivable	(82,419)
Increase in receivable for investments sold	(640,707)
Increase in interest payable on bank loan, senior secured notes and term loans	3,805
Net decrease in other assets	33,172
Decrease in payable for investments purchased	(3,695,785)
Change in interest receivable/payable for closed interest rate swaps	3,682,871
Payments received from broker for interest rate swaps	43,376
Increase in accrued expenses and other liabilities	(46,699)
Total adjustments	1,657,559
Net cash provided from operating activities	$5,057,856

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

	For the Six- Month Period Ended April 30, 2017 (unaudited)		For the Fiscal Years Ended October 31,
			2016		2015		2014	2013		2012
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$9.22		$9.38		$11.49		$12.25	$13.88		$13.45
Net investment income	0.23		0.33	(b)	0.39		0.47	0.54		0.61
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.16		0.33		(1.71)		(0.32)	(1.33)		0.73
Total from investment operations applicable to common shareholders	0.39		0.66		(1.32)		0.15	(0.79)		1.34
Distributions to common shareholders from:
Net investment income	(0.42)		–		(0.76)		(0.93)	(0.84)		(0.92)
Tax return of capital	–		(0.84)		(0.08)		–	–		–
Total distributions	(0.42)		(0.84)		(0.84)		(0.93)	(0.84)		(0.92)
Capital Share Transactions:
Impact of at-the-market stock offering (Note 5)	–		–		–		–	–		0.01
Impact of open market repurchase program (Note 6)	–		0.02		0.05		0.02	–		–
Total from capital transactions	–		0.02		0.05		0.02	–		–
Net asset value per common share, end of period	$9.19		$9.22		$9.38		$11.49	$12.25		$13.88
Market value, end of period	$8.62		$8.46		$8.11		$10.55	$11.15		$14.06

Total Investment Return Based on(c):
Market value	7.13%		15.48%		(15.54%	)	2.99%	(15.00%	)	14.54%
Net asset value	4.80%		8.81%	(b)	(10.30%	)	2.09%	(5.49%	)(d)	10.21% (d)

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$80,184		$80,606		$82,947		$105,653	$115,209		$128,112
Average net assets applicable to common shareholders (000 omitted)	$78,884		$81,601		$93,299		$110,812	$122,387		$123,780
Net operating expenses, net of fee waivers	2.70%	(f)	2.47%		2.55%	(e)	2.18%	2.04%		2.07%
Net operating expenses, excluding fee waivers	2.72%	(f)	2.49%		2.56%	(e)	–	–		–
Net operating expenses, excluding interest expense, net of fee waivers	1.98%	(f)	1.90%		2.09%	(e)	1.76%	1.68%		1.68%
Net investment income	5.05%	(f)	3.59%	(b)	3.77%		3.94%	4.10%		4.50%
Portfolio turnover	63%		80%		41%		59%	43%		34%
Senior securities (loan facility) outstanding (000 omitted)	$31,500		$31,500		$31,500		$40,000	$40,000		$40,000
Asset coverage ratio on revolving credit facility at period end	355%		356%		363%		364%	388%		420%
Asset coverage per $1,000 on revolving credit facility at period end(g)	$3,546		$3,559		$3,633		$3,641	$3,880		$4,196

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share, Total Investment Return on Net Asset Value, and Ratio of Net Investment Income to Average Net Assets would have been $0.31, 8.58%, and 3.36%.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(e)	The expense ratio includes a one-time expense associated with the January 2011 shelf offering costs attributable to the registered but unsold shares that expired in January 2015.
(f)	Annualized.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2017

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of April 30, 2017, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes at lower prices than institutional round lot trades. If

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 — quoted prices in active markets for identical investments;

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$—	$54,964,565	$—	$54,964,565
Government Bonds	—	50,886,200	—	50,886,200
Total Fixed Income Investments	—	105,850,765	—	105,850,765
Short-Term Investment	4,603,746	—	—	4,603,746
Total Investments	$4,603,746	$105,850,765	$—	$110,454,511
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$384,716	$—	$384,716
Interest Rate Swap Agreements	—	11,248	—	11,248
Total Other Financial Instruments	$—	$395,964	$—	$395,964
Total Assets	$4,603,746	$106,246,729	$—	$110,850,475
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(199,514)	$—	$(199,514)
Interest Rate Swap Agreements	—	(479,305)	—	(479,305)
Total Liabilities	$—	$(678,819)	$—	$(678,819)

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six-month period ended April 30, 2017, there have been no transfers between levels and no significant changes to the fair valuation methodologies.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the valuation time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the valuation time, and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2017, the Fund used forward contracts to hedge certain emerging market currencies.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared

Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Interest Rate Swaps:

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2017, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2017:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2017		Period Ended April 30, 2017
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Variation margin receivable for centrally cleared interest rate swaps	$–	Variation margin payable for centrally cleared interest rate swaps	$14,241

Interest rate swaps (interest rate risk)	Unrealized appreciation on over-the-counter interest rate swaps	11,248	Unrealized depreciation on over-the-counter interest rate swaps	–

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	384,716	Unrealized depreciation on forward currency exchange contracts	199,514
Total		$395,964		$213,755

Amounts	listed as “–” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2017 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Barclays	$1,286	$–	$–	$1,286	$–	$–	$–	$–
Citibank	36,892	(36,892)	–	–	170,430	(36,892)	–	133,538
Credit Suisse	263,731	–	–	263,731	–	–	–	–
Goldman Sachs	45,637	–	–	45,637	–	–	–	–
Royal Bank of Canada	24,734	(8,504)	–	16,230	8,504	(8,504)	–	–
Standard Chartered Bank	7,675	–	–	7,675	–	–	–	–
UBS	4,761	(4,761)	–	–	20,580	(4,761)	–	15,819

Interest rate swaps(2)
Barclays	$11,248	$–	$–	$11,248	$–	$–	$–	$–

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2017:

Derivatives Not Accounted for as Hedging Instruments Under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(118,258)	$692,166

Forward foreign exchange contracts (foreign exchange risk)		23,962	15,483
Total		$(94,296)	$707,649

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2017. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2017.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$7,241,648
Sale Forward Foreign Currency Contracts	21,018,631
Interest Rate Swap Contracts	31,500,000

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

As of April 30, 2017, the Fund held no unfunded commitments or bridge loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund is comprised of separately identifiable units called Qualified Business Units (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with QBUs for U.S. federal income purposes since 1991. The home office of the Fund is designated as the United States and the QBU was Australia with functional currency of Australian dollar. During the six-month period ended April 30, 2017, the Fund sold the AUD denominated securities held in the Australian QBU which resulted in the termination of the Australian QBU.

When sold, Australian dollar denominated securities within the Australian QBU generated capital gain/loss (which were translated for U.S. federal income tax purposes into U.S. dollars based on the weighted average exchange rate for the period) but not currency gain/loss. When a New Zealand security was sold within the Australian QBU, the sale generated capital gain/loss as well as currency gain/loss from the currency exchange between the New Zealand dollar and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the pooled U.S. dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the cumulative weighted average exchange rates for the periods such gain/loss was recognized.) Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

k. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management

Agreement”). Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the six-month period ended April 30, 2017, AAML earned $355,799 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2017, AAMI earned $68,423 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2017, the Fund incurred investor relations fees of approximately $47,716 of which AAMI waived $9,220, for investor relations services.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2017, were $69,358,090 and $62,122,579, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value common stock. During the six-month period ended April 30, 2017, the Fund repurchased 19,539 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2017, there were 8,724,789 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six-month period ended April 30, 2017 and fiscal year ended October 31, 2016, the Fund repurchased 19,539 shares and 100,430 shares, respectively, through this program.

7. Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. For the six-month period ended April 30, 2017, the balance of the loan outstanding was $31,500,000, and the average interest rate on the loan facility was 1.7775%. The average balance for the six-month period was $31,500,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2017, the Fund incurred fees of approximately $21,109.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain a net asset value of no less than $60,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2017.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2020	1.98%	$31,500,000	$30,884,519

8. Portfolio Investment Risks

a. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

b. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. Emerging Markets Risk

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below).

d. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

f. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2017

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.

g. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$108,530,459	$2,987,986	$(1,063,934)	$1,924,052

11. Recent Accounting Pronouncement

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2017, other than those listed below.

On May 9, 2016 and June 9, 2016, the Fund announced that it will pay on May 26, 2017 and June 27, 2017, a distribution of $0.07 per share to all shareholders of record as of May 19, 2017 and June 20, 2017 respectively.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 30, 2017 at 1735 Market St., 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class I directors to the Board of Directors to serve until the 2020 Annual Meeting of Shareholders:

	Votes For	Votes Against	Votes Withheld
P. Gerald Malone	6,009,733	96,135	62,698
John T. Sheehy	5,997,370	105,630	65,566

Directors whose term of office continued beyond the meeting are as follows: Neville J. Miles, William J. Potter, Peter D. Sacks and Martin J. Gilbert.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Joseph Andolina, Vice President - Compliance

Nicholas Bishop, Vice President

Siddharth Dahiya, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Lin-Jing Leong, Vice President

Steven Logan, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The Financial Statements as of April 30, 2017 included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen USA Home
About Aberdeen
Media Center
Aberdeen Insights
Contact Us
Aberdeen
Simply asset management.
Financial Advisors
Log In | Register
Search
US Closed-End Fund
11:02:15 A.M. (EDT)
Wed, June 3 2015
US Home
About Closed-End Funds
Our Closed-End Funds
Daily Prices & NAV
Aberdeen Closed-End Fund TV
Education Center
Literature
Performance Charting
Our Investment Strategies
Important Risk Considerations
Aberdeen Services
Sign up to Aberdeen’s email services to receive your choice of fund factsheets.
New Users
Once registered, you will be able to unsubscribe or change your subscription options easily from any of our emails or by visiting our website.
Sign up
Existing Users
Log in here to:
Register for other email services
Update your email address and personal details
Change your individual email preferences or unsubscribe
Log in
Keep Updated
Regular fund performance and latest market updates delivered into your inbox.
Aberdeen’s Investor Relations Services
We invite you to enroll today and stop the paper.
As part of our commitment to shareholders, we invite you to visit Aberdeen’s Closed-End Funds on the web at cef.aberdeen-asset.us where you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.
To learn more about Aberdeen’s Closed End Funds
Visit us:
Aberdeen Closed-End Fund Center
cef.aberdeen-asset.us
Watch us:
Aberdeen Closed-End Fund TV
aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
E-mail us:
InvestorRelations@aberdeen-asset.com
Call us Shareholder Services: 800-522-5465
Open Monday to Friday 9am-5pm (ET)
Enroll today and receive shareholder reports electronically*
By enrolling in this convenient service, you will receive important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements via e-mail.
There’s never been a faster, simpler or more environmentally-friendly way to receive investment information.
To enroll, follow these simple steps:
1. Go to cef.aberdeen-asset.us
2. Click on the link for “Email Services” - under “Contact Us”, which takes you to http://cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email
3. Click “Sign-up.” You can expect to receive your electronic documents in 4-6 weeks.
* Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.
Aberdeen
Simply asset management.

Aberdeen
Are you a
financial explorer?
Financial Explorers are intrepid investors whose perspectives extend beyond national boundaries.
They look at markets beyond their backyards to maximize opportunities on long-term investments.
Financial Explorers seek opportunities in unfamiliar, and sometimes, unexpected places - with the fortitude to weather small storms and the endurance to wait for returns.
At Aberdeen Asset Management, we have actively searched the globe for over three decades to bring Financial Explorers the investments that can help diversify their portfolios.
Opportunity knows no boundaries. Why should you?
Aberdeen Closed-End Funds. Open your world.
cef.aberdeen-asset.us
International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the Fund. The NAV is the value of an entity’s assets less the value of its liabilities. The market price is the current price at which an asset can be bought or sold. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.
In the United States, Aberdeen Asset Management is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. “Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.
FCO-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	The Registrant is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Registrant.

Effective March 15, 2017, Lin-Jing Leong, Steven Logan and Kenneth Akintewe replaced Victor Rodriguez, Patrick O’Donnell and Kevin Daly as part of the team having the most significant responsibility for the day-to-day management of the Registrant’s portfolio team. As of the date of this filing, the team includes Kenneth Akintewe, Nick Bishop, Lin-Jing Leong, Steven Logan and Adam McCabe.

(1) The information in the table below is as of July 5, 2017.

Individual & Position	Services Rendered	Past Business Experience
Kenneth Akintewe Senior Investment Manager	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.
Lin-Jing Leong Investment Manager	Responsible for Asian fixed income	Currently, Investment Manager on the Asian local rates and currency team. She joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in the Asian local currency bond market.

Steven Logan Global Head of High Yield	Responsible for Global high yield	Currently, Head of Global High Yield. Mr. Logan joined Aberdeen Asset Management in April 2014. From 2001-2014 Mr. Logan was an Investment Director (2001-2006) and Head of European High Yield (2006-2014) with Scottish Widows Investment Partnership

(a)(2) The information in the table below is as of March 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed		Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance		Total Assets for Which Advisory Fee is Based on Performance ($M)
Kenneth Akintewe	Registered Investment Companies	1	$	20.10	0	$	0

	Pooled Investment Vehicles	18	$	897.46	0	$	0

	Other Accounts	3	$	60.90	0	$	0
Lin-Jing Leong	Registered Investment Companies	1	$	20.10	0	$	0

	Pooled Investment Vehicles	18	$	897.46	0	$	0

	Other Accounts	3	$	60.90	0	$	0
Steven Logan	Registered Investment Companies	1	$	416.75	0	$	0

	Pooled Investment Vehicles	8	$	2,144.10	0	$	0

	Other Accounts	4	$	415.45	0	$	0

Total assets are as of March 31, 2017 and have been translated to U.S. dollars at a rate of £1.00 = $1.25.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Registrant’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Registrant to compete against such model delivery clients that hold and trade in a same security as the Registrant.

(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and considering market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2017
Kenneth Akintewe	None
Lin-Jing Leong	None
Steven Logan	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2016 through November 30, 2016	12,000	$8.14	12,000	873,232
December 1, 2016 through December 31, 2016	7,539	$7.92	7,539	865,693
January 1, 2017 through January 31, 2017	0	$0.00	0	865,693
February 1, 2017 through February 28, 2017	0	$0.00	0	865,693
March 1, 2017 through March 31, 2017	0	$0.00	0	865,693
April 1, 2017 through April 30, 2017	0	$0.00	0	865,693
Total	19,539	$8.03	19,539	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) and 12(c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 5, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date: July 5, 2017

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) and 12(c)(7) – Distribution notice to stockholders